UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2016

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ERICKSON INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200 Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment Number Twenty-One to Credit Agreement

On November 7, 2016, Erickson Incorporated (the “Company”) and Erickson Helicopters, Inc., as borrowers, entered into Amendment Number Twenty-One (“Amendment No. 21”) to the Credit Agreement, dated May 2, 2013 (the “Credit Agreement”), with Wells Fargo Bank, National Association (the “Agent”), Deutsche Bank Trust Company Americas, Bank of the West and HSBC Bank USA, National Association, which modified the following:

•
Section 13.1(a)(i)(B) of the Credit Agreement, known as “Assignments and Participations,” in part, to provide that the Agent’s refusal to consent to an assignment by any lender under the Credit Agreement to any holder of Senior Notes (as defined in the Credit Agreement) or provider of debtor-in-possession financing shall not be deemed unreasonable.

•	The definition of “Required Lenders” in its entirety as follows:

“Required Lenders” means, at any time, Lenders having or holding more than 66.67% of the aggregate Revolving Loan Exposure of all Lenders; provided, that (i) the Revolving Loan Exposure of any Defaulting Lender shall be disregarded in the determination of the Required Lenders and (ii) at any time there are 2 or more Lenders, “Required Lenders” must include at least 2 Lenders (who are not Affiliates of one another).

•
The permitted uses of all revolving loans advanced under the Credit Agreement from October 31, 2016 through and including November 8, 2016 shall be limited to paying those expenses enumerated in the Budget (as defined in the Credit Agreement) and shall not exceed $6,201,762.01 in the aggregate.

•	The required level of borrowing capacity to be maintained, known as “Excess Availability,” as follows:

▪	$12,500,000 solely on October 31, 2016; and

▪	$14,000,000 solely on November 2, 2016.

This summary of the Amendment No. 21 is not complete and is qualified in its entirety by reference to the Amendment No. 21, a copy of which is filed as Exhibit 10.1 and is hereby incorporated herein by reference, and should be read in conjunction with the underlying Credit Agreement, which has previously been filed with the Securities and Exchange Commission, and all amendments thereto, and incorporated herein by reference.

Amendment Number Twenty-Two to Credit Agreement

On November 8, 2016, the Company and Erickson Helicopters, Inc., as borrowers, entered into Amendment Number Twenty-Two (“Amendment No. 22”) to the Credit Agreement with Wells Fargo Bank, National Association (the “Agent”), Deutsche Bank Trust Company Americas, Bank of the West and HSBC Bank USA, National Association, which modified the following:

•
The permitted uses of all revolving loans advanced under the Credit Agreement on November 8, 2016 shall be limited to paying those expenses enumerated in the Budget (as defined in the Credit Agreement) and shall not exceed $4,176,033.26 in the aggregate.

This summary of the Amendment No. 22 is not complete and is qualified in its entirety by reference to the Amendment No. 22, a copy of which is filed as Exhibit 10.2 and is hereby incorporated herein by reference, and should be read in conjunction with the underlying Credit Agreement, which has previously been filed with the Securities and Exchange Commission, and all amendments thereto, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures of the material terms and conditions of Amendment No. 21 and Amendment No. 22 contained in Item 1.01 above are hereby incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

DIP Order

As previously disclosed, on November 8, 2016 (the “Petition Date”), the Company and its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Erickson Incorporated, et al”, Case No. 16-34393 in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, before Honorable Harlin D. Hale (the “Chapter 11 Cases”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On November 10, 2016, a Proposed Interim Order (the “Proposed Interim Order”) was entered by the Bankruptcy Court under Chapter 11 of the Bankruptcy Code approving the Debtor in Possession financing on the terms set forth in the Term Sheet previously filed in a Current Report on Form 8-K dated November 2, 2016. The Proposed Interim Order is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information about the Chapter 11 Case

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at www.kccllc.net/erickson. Information contained on, or that can be accessed through, such website is not part of this Current Report.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding the Chapter 11 Case

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. The Company expects that the currently outstanding shares of its common stock will be cancelled and extinguished upon confirmation of a restructuring plan by the Bankruptcy Court. In such an event, the Company’s stockholders would not be entitled to receive or retain any

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including those relating to the intent, beliefs, plans or expectations of the Company are based upon current expectations and are subject to a number of risks, uncertainties and assumptions. It is not possible to predict or identify all such factors and the following list should not be considered a complete statement of all potential risks and uncertainties relating to the filing of the bankruptcy petitions by the Debtors, including, but not limited to: (i) the Company’s ability to obtain the Bankruptcy Court’s approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession, (ii) the ability of the Company and its subsidiaries to negotiate, develop, confirm and consummate a plan of reorganization, (iii) the effects of the filing of the bankruptcy petitions on the Company’s business and the interests of various constituents, (iv) the Bankruptcy Court rulings in the Chapter 11 Cases, as well the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general, (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 proceedings, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate a plan of reorganization, (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations, (viii) increased advisory costs to execute the Company’s reorganization, (ix) the impact of a potential NASDAQ suspension of trading and commencement of delisting proceedings on the liquidity and market price of the Company’s common stock and on the Company’s ability to access the public capital markets, (x) the uncertainty that any trading market for the Company’s common stock will exist or develop in the over-the-counter markets,(xi) the Company’s ability to continue as a going concern and (xii) other risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K for more information. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Amendment Number Twenty-One to Credit Agreement, dated November 7, 2016.
10.2	Amendment Number Twenty-Two to Credit Agreement, dated November 8, 2016.
99.1	Proposed Interim Order, filed November 10, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 14, 2016	Erickson Incorporated

		By:	/s/ Melissa Berube
Melissa Berube
Deputy General Counsel and Corporate Secretary